ACQUISITION	6 Months Ended
Jun. 30, 2016
ACQUISITION
ACQUISITION

4.     ACQUISITION

On April 1, 2016, Enbridge acquired the Tupper Main and Tupper West gas plants and associated pipelines (the Tupper Plants) located in northeastern British Columbia for cash consideration of $539 million. The purchase price for the Tupper Plants was equal to the fair value of identifiable net assets acquired and accordingly, the Company did not recognize any goodwill as part of the acquisition. Transaction costs incurred by the Company totalled approximately $1 million and are included in Operating and administrative expense within the Consolidated Statements of Earnings. The Tupper Plants are included within the Gas Pipelines and Processing segment.

Since the closing date through June 30, 2016, the Tupper Plants have generated approximately $10 million in revenue and $7 million in earnings before interest and income taxes. If the acquisition had closed on January 1, 2016, the Consolidated Statements of Earnings would have shown revenue and earnings before interest and income taxes of $21 million and $13 million respectively.

The following purchase price allocation is provisional until the Company completes its valuation of the acquired assets.

April 1,	2016
(millions of Canadian dollars)
Fair value of net assets acquired:

Property, plant and equipment	288

Intangible assets	251

539

Purchase price:

Cash	539

The purchase price allocation was prepared on a preliminary basis and is subject to change as additional information becomes available concerning the fair value and tax basis of the assets acquired. Any additional adjustments to the purchase price allocation will be made as soon as practicable but no later than one year from the date of acquisition.